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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2000

         Service Corporation International (Exact name of Registrant as specified in Charter)

Texas                                           1-6402-1                                   74-1488375
(State or Other                             (Commission                                 (IRS Employer
Jurisdiction of                             File Number)                                Identification No.)
Incorporation)

1929 Allen Parkway
Houston, Texas                                                                             77019
(Address of Principal Executive Offices)                                                (Zip Code)

Registrant's telephone number, including area code:  (713) 522-5141






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Item 5.  Other Events.

         On July 10, 2000, Service Corporation International, a Texas corporation (the "Company"), announced an agreement to sell its French insurance operations and second quarter earnings estimates, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K which exhibit is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Press release dated July 10, 2000 issued by the Company regarding an agreement to sell its French insurance operations and second quarter earnings estimates.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SERVICE CORPORATION INTERNATIONAL


Date: July 11, 2000             By:      /s/ James M. Shelger
                                    --------------------------------------------
                                         James M. Shelger
                                         Senior Vice President, General Counsel
                                         and Secretary


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION
------                           -----------

 99.1 Press release dated July 10, 2000 issued by the Company regarding an agreement to sell its French insurance operations and second quarter earnings estimates.